August 1, 2017 Extended Stay America, Inc. ESH Hospitality, Inc. Q2 2017 Earnings Summary

2 important disclosure information This presentation contains forward-looking statements within the meaning of the federal securities laws. Statements related to, among other things, future financial performance, including our 2017 outlook, the expected timing, completion and effects of any proposed asset disposals, expected performance, free cash flow, debt reduction, distribution growth, asset sales, franchised new builds, owned new builds and other growth opportunities, as such, involve known and unknown risks, uncertainties and other factors that may cause Extended Stay America, Inc.’s (the “Corporation”) and ESH Hospitality, Inc.’s (“ESH REIT,” and together with the Corporation, the “Company”) actual results or performance to differ from those projected in the forward-looking statements, possibly materially. For a description of factors that may cause the Company’s actual results or performance to differ from projected results or performance implied by forward-looking statements, please review the information under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” included in the Company’s combined annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 28, 2017 and other documents of the Company on file with or furnished to the SEC. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to, or effects on, the Company, its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements. This presentation includes certain non-GAAP financial measures, including Hotel Operating Profit, Hotel Operating Margin, EBITDA, Adjusted EBITDA, Funds From Operations (“FFO”), Adjusted Funds From Operations (“Adjusted FFO”), Adjusted FFO per diluted Paired Share, Paired Share Income, Adjusted Paired Share Income and Adjusted Paired Share Income per diluted Paired Share. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the appendix of this presentation for a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP, and to the Company’s combined annual report on Form 10-K filed with the SEC on February 28, 2017 for definitions of these non-GAAP measures.

3 1Comparable Hotels include the 625 Extended Stay America hotels owned and operated during the full the three and six month periods ended June 30, 2017 and 2016. 2 Net Income, Adjusted FFO and Adjusted Paired Share Income Per Diluted Paired Share were affected by a one time tax benefit in Q2 2016. Net Income this quarter was also affected by an impairment charge and loss on sale of hotels. 3See Appendix for Hotel Operating Margin, Adjusted FFO per diluted Paired Share, Adjusted EBITDA and Adjusted Paired Share Income per diluted Paired Share reconciliations. Q2 2017 Operating Results & Financial Highlights $51.81 $53.04 Q2 2016 Q2 2017 Comparable Hotel1 Revenue Per Available Room (“RevPAR”) $0.51 $0.53 Q2 2016 Q2 2017 Adjusted FFO per Diluted Paired Share2,3 +2.4% +2.4% $61.4 $49.7 Q2 2016 Q2 2017 Net Income (in millions)2 $164.7 $172.8 Q2 2016 Q2 2017 Hotel Operating Margin3 55.8% 56.7% Q2 2016 Q2 2017 Adjusted EBITDA (in millions) 3 +90bps +5.0% $0.31 $0.31 Q2 2016 Q2 2017 Adjusted Paired Share Income per Diluted Paired Share2,3

4 Other Q2 2017 Highlights Length of Stay Revenue Mix3 1-6 nights % 37% 38% 7-29 nights % 23% 21% 30+ nights % 41% 40% Q2 2017 Q2 2016 Capital Expenditures Hotel Operating Margin Flow-Through2 111% Q2 2017 1 Excludes dividends and repurchases related to Corporation preferred stock. 2 Defined as the D in Hotel Operating Profit / D in total hotel revenues. 3 Totals may not add to 100% due to rounding. Capital Return to Stakeholders 1 1

5 ESA 2.0 Updates New Build Owned & Operated Asset Dispositions New Build Franchisee Hotels » Completed 4 hotel asset sales for gross proceeds of $60.7 million in early May for a blended 12.7x TTM EBITDA sale multiple » At term sheet discussions with 8 experienced firms to purchase approximately 90 existing ESA hotels with an ESA franchise agreement » Recently completed our franchise disclosure document (“FDD”), valid in 36 states » Expect to file the FDD in the remaining 14 states in August » In discussions with 8 experienced firms to build as many as 85 or more new ESA 2.0 hotels » 4 signed purchase agreements for land with 4 more expected in August 2017 » Expect to begin construction in early 2018 on the first Company owned ESA 2.0 build

6 Quarterly Distribution and Select Balance Sheet Amounts Quarterly Distribution per Paired Share1 $0.19 $0.21 Q2 2016 Q2 2017 +10.5% Adjusted Net Debt / TTM Adjusted EBITDA Ratio3 4.1X 4.0X Q1 2017 Q2 2017 ¹ Distribution dates of August 25, 2016 and August 29, 2017, respectively. 2 Includes unrestricted cash only. 3 Net debt calculation is (total debt – total restricted and unrestricted cash). 4 Includes unamortized deferred financing costs and debt discounts that totaled approximately $54.6 million and $52.8 million as of March 31, 2017 and June 30, 2017, respectively. Cash Balance (in millions)2 $65 $56 Q1 2017 Q2 2017 Debt Outstanding (in millions)4 $2,650 $2,597 Q1 2017 Q2 2017

7 Q2 2017 Results, Q3 2017 and Full Year 2017 Guidance 1.5% to 3.5% 175$ 188$ 625$ 640$ 233$ 233$ 130$ 130$ 23% 24% 150$ 180$ Previous 2017 Guidance1 1Guidance as of Q1 2017 earnings call on April 27, 2017. Our guidance for Q2 2017 included the 4 hotels sold in early May for the entire quarter. The lost hotel contribution for the quarter was approximately $1.5 million for these hotels. 2On a Comparable Hotel basis. 3Guidance as of Q2 2017 earnings call on August 1, 2017. RevPAR % D shown on a Comparable Hotel basis. 4 Net Income guidance lowered due to impairment charge, loss on asset sales, and lost contribution from sold hotels. 5Adjusted EBITDA reduced by the approximate amount of lost contribution from four hotels sold in early May 2017 for the remainder of 2017. (in millions, except %) RevPAR % D 1.5% to 3.5% Net Income4 161$ 174$ Adjusted EBITDA5 620$ 635$ Depreciation and Amortization 233$ 233$ Net Interest Expense 130$ 130$ Effective Tax Rate 23% 24% Capital Expenditures 150$ 180$ Updated 2017 Guidance3 (in millions, except %) RevPAR % D 2% to 4% | 2.4% Adjusted EBITDA $170 to $175 | 172.8$ Q2 2017 Guidance1 | Actual1 (in millions, except ) Q3 2016 Actual 2 RevPAR % D 3.8% 1% to 3% Adjusted EBITDA $183.7 184$ to 190$ Q3 2017 Guidance 3

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9 NON-GAAP RECONCILIATION OF ROOM REVENUES, OTHER HOTEL REVENUES AND HOTEL OPERATING EXPENSES TO HOTEL OPERATING PROFIT, HOTEL OPERATING MARGIN AND OPERATING METRICS FOR THE FOUR HOTELS SOLD IN MAY 2017 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Hotels Sold in May 2017 (4) (in USD) Room revenues 3,295$ 3,805$ 2,702$ 2,069$ 747$ Other hotel revenues 95 120 94 93 31 Total hotel revenues 3,390 3,925 2,796 2,162 778 Hotel operating expenses (1) 1,675 1,892 2,124 1,815 530 Hotel Operating Profit 1,715$ 2,033$ 672$ 347$ 248$ Hotel Operating Margin 50.6% 51.8% 24.0% 16.0% 31.9% (1) Excludes loss (gain) on disposal of assets of appproximately: 58 (6) 11 - - (In thousands) (Unaudited) Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Hotels sold in May 2017 (4) (in USD) Number of rooms 603 603 603 603 603 Occupancy 72.9% 81.6% 65.5% 58.5% 69.9% ADR $82.31 $84.03 $74.37 $70.83 $63.25 RevPAR $60.04 $68.58 $48.70 $41.42 $44.21 (Unaudited) Hotel Operating Metrics for the Four Hotels Sold in May 2017

10 NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2017 AND 2016 2017 2016 2017 2016 $ 49,725 $ 61,386 Net income $ 65,788 $ 76,139 31,701 35,764 Interest expense, net 65,307 82,749 15,943 7,448 Income tax expense 20,426 10,344 57,804 55,011 Depreciation and amortization 115,475 108,319 155,173 159,609 EBITDA 266,996 277,551 3,646 2,939 Equity-based compensation 6,329 5,619 1,073 (1) 114 (2) Other non-operating expense (income) (148) (3) (764) (4) 7,934 - Impairment of long-lived assets 20,357 - 1,897 - Loss on sale of hotel properties 1,897 - 3,125 (5) 1,997 (6) Other expenses 7,019 (7) 5,052 (8) $ 172,848 $ 164,659 Adjusted EBITDA $ 302,450 $ 287,458 5.0% % growth 5.2% (In thousands) (Unaudited) Six Months Ended (5) Includes loss on disposal of assets of approximately $2.5 million and costs incurred in connection with the second quarter 2017 secondary offerings of approximately $0.6 million. (6) Includes loss on disposal of assets of approximately $2.1 million and transaction costs of approximately $(0.1) million due to the revision of an estimate related to the sale of 53 hotel properties in December 2015. (7) Includes loss on disposal of assets of approximately $6.0 million and costs incurred in connection with the first and second quarter 2017 secondary offerings of approximately $1.0 million. June 30, (8) Includes loss on disposal of assets of approximately $5.0 million and transaction costs of approximately $0.1 million due to the revision of an estimate related to the sale of the 53 hotel properties in December 2015. Three Months Ended June 30, (4) Includes foreign currency transaction gain of approximately $0.8 million. (1) Includes loss related to interest rate swap of approximately $1.5 million and foreign currency transaction gain of approximately $0.4 million. (2) Includes foreign currency transaction loss of approximately $0.1 million. (3) Includes foreign currency transaction gain of approximately $0.4 million and loss related to interest rate swap of approximately $0.3 million.

11 NON-GAAP RECONCILIATION OF ROOM REVENUES, OTHER HOTEL REVENUES AND HOTEL OPERATING EXPENSES TO HOTEL OPERATING PROFIT AND HOTEL OPERATING MARGIN FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2017 AND 2016 2017 2016 Variance 2017 2016 Variance 332,608$ 327,833$ 1.5% Room revenues 618,416$ 610,970$ 1.2% 5,755 4,956 16.1% Other hotel revenues 10,938 9,377 16.6% 338,363 332,789 1.7% Total hotel revenues 629,354 620,347 1.5% 146,363 146,973 (0.4)% Hotel operating expenses (1) 284,553 289,637 (1.8)% 192,000$ 185,816$ 3.3% Hotel Operating Profit 344,801$ 330,710$ 4.3% 56.7% 55.8% 90 bps Hotel Operating Margin 54.8% 53.3% 150 bps (1) Excludes loss on disposal of assets of approximately $2.5 million, $2.1 million, $6.0 million and $5.0 million, respectively. June 30, Six Months EndedThree Months Ended June 30, (In thousands) (Unaudited)

# NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS, ADJUSTED FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS PER DILUTED PAIRED SHARE FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2017 AND 2016

**(In thousands, expect per share and per Paired Share data)**
**(Unaudited)**

| Three Months Ended June 30, 2017 | Three Months Ended June 30, 2016 | | Six Months Ended June 30, 2017 | Six Months Ended June 30, 2016 |
|---|---|---|---|---|
| $ 0.27 | $ 0.30 | Net income per Extended Stay America, Inc. common share - diluted | $ 0.39 | $ 0.38 |
| $ 51,775 | $ 60,729 | Net income attributable to Extended Stay America, Inc. common shareholders | $ 74,876 | $ 77,775 |
| (2,054) | 653 | Noncontrolling interests attributable to Class B common shares of ESH REIT | (9,096) | (1,644) |
| 56,649 | 53,918 | Real estate depreciation and amortization | 113,182 | 106,118 |
| 7,934 | - | Impairment of long-lived assets | 20,357 | - |
| 1,897 | - | Loss on sale of hotel properties | 1,897 | - |
| (15,423) | (11,754) | Tax effect of adjustments to net income attributable to Extended Stay America, Inc. common shareholders | (31,697) | (23,708) |
| 100,778 | 103,546 | Funds from Operations | 169,519 | 158,541 |
| - | - | Debt modification and extinguishment costs | 1,168 | 12,103 |
| 1,495 | - | Loss on interest rate swap | 253 | - |
| (347) | - | Tax effect of adjustments to Funds from Operations | (330) | (2,772) |
| $ 101,926 | $ 103,546 | Adjusted Funds from Operations | $ 170,610 | $ 167,872 |
| $ 0.53 | $ 0.51 | Adjusted Funds from Operations per Paired Share – diluted | $ 0.88 | $ 0.83 |
| 193,944 | 201,689 | Weighted average Paired Shares outstanding – diluted | 194,372 | 203,029 |

extended STAY AMERICA
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# NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2017 AND 2016

**(In thousands, expect per share and per Paired Share data)**
**(Unaudited)**

| Three Months Ended June 30, 2017 | Three Months Ended June 30, 2016 | | Six Months Ended June 30, 2017 | Six Months Ended June 30, 2016 |
|---|---|---|---|---|
| $ 0.27 | $ 0.30 | Net income per Extended Stay America, Inc. common share - diluted | $ 0.39 | $ 0.38 |
| $ 51,775 | $ 60,729 | Net income attributable to Extended Stay America, Inc. common shareholders | $ 74,876 | $ 77,775 |
| (2,054) | 653 | Noncontrolling interests attributable to Class B common shares of ESH REIT | (9,096) | (1,644) |
| 49,721 | 61,382 | Paired Share Income | 65,780 | 76,131 |
| - | - | Debt modification and extinguishment costs | 1,168 | 12,103 |
| 1,073 (1) | 114 (2) | Other non-operating expense (income) | (148) (3) | (764) (4) |
| 7,934 | - | Impairment of long-lived assets | 20,357 | - |
| 1,897 | - | Loss on sale of hotel properties | 1,897 | - |
| 3,125 (5) | 1,997 (6) | Other expenses | 7,019 (7) | 5,052 (8) |
| (3,255) | (460) | Tax effect of adjustments to Paired Share Income | (7,093) | (3,730) |
| $ 60,495 | $ 63,033 | Adjusted Paired Share Income | $ 88,980 | $ 88,792 |
| $ 0.31 | $ 0.31 | Adjusted Paired Share Income per Paired Share – diluted | $ 0.46 | $ 0.44 |
| 193,944 | 201,689 | Weighted average Paired Shares outstanding – diluted | 194,372 | 203,029 |

(1) Includes loss related to interest rate swap of approximately $1.5 million and foreign currency transaction gain of approximately $0.4 million.

(2) Includes foreign currency transaction loss of approximately $0.1 million.

(3) Includes foreign currency transaction gain of approximately $0.4 million and loss related to interest rate swap of approximately $0.3 million.

(4) Includes foreign currency transaction gain of approximately $0.8 million.

(5) Includes loss on disposal of assets of approximately $2.5 million and costs incurred in connection with the second quarter 2017 secondary offerings of approximately $0.6 million.

(6) Includes loss on disposal of assets of approximately $2.1 million and transaction costs of approximately $(0.1) million due to the revision of an estimate related to the sale of 53 hotel properties in December 2015.

(7) Includes loss on disposal of assets of approximately $6.0 million and costs incurred in connection with the first and second quarter 2017 secondary offerings of approximately $1.0 million.

(8) Includes loss on disposal of assets of approximately $5.0 million and transaction costs of approximately $0.1 million due to the revision of an estimate related to the sale of the 53 hotel properties in December 2015.

extended STAY AMERICA

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14 TOTAL REVENUES AND NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA FOR THE YEARS ENDED DECEMBER 31, 2016 (ACTUAL) AND 2017 (OUTLOOK) Year Ended December 31, 2016 (Actual) Low High $ 1,270,593 Total revenues 1,278,000$ 1,303,000$ $ 163,352 Net income 160,659$ 174,323$ 164,537 Interest expense, net 130,000 130,000 34,351 Income tax expense 50,735 52,071 221,309 Depreciation and amortization 232,500 232,500 583,549 EBITDA 573,894 588,894 12,000 Equity-based compensation 12,500 12,500 (1,576) Other non-operating income (148) (148) 9,828 Impairment of long-lived assets 20,357 20,357 - Loss on sale of hotel properties 1,897 1,897 11,857 (1) Other expenses 11,500 (2) 11,500 (2) $ 615,658 Adjusted EBITDA $ 620,000 $ 635,000 % growth 0.7% 3.1% (1) (2) Includes loss on disposal of assets and other non-operating transaction costs. (Outlook) Includes loss on disposal of assets of approximately $10.7 million, costs incurred in connection with the fourth quarter 2016 secondary offerings of approximately $1.1 million and transaction costs of approximately $0.1 million due to the revision of an estimate related to the sale of 53 hotel properties in December 2015. Year Ending December 31, 2017 (In thousands) (Unaudited)